UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 2004


                       Winsonic Digital Media Group, Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Nevada                  000-32231              52-2236253
    (State or other jurisdiction      (Commission           (IRS Employer
          of incorporation)           File Number)       Identification No.)



         10120 S. Eastern Avenue, Suite 200, Las Vegas, NV      89052
--------------------------------------------------------------------------------
            (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (702) 492-1282

                        Media and Entertainment.com, Inc.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02(b) - DEPARTURE OF PRINCIPAL OFFICER

On December 3, 2004, Jeffrey B. McConnell resigned as Chief Operating Officer and Chief Financial Officer of Winsonic Digital Media Group, Ltd., effective immediately.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WINSONIC DIGITAL MEDIA GROUP, LTD.
                                            (Registrant)



Date: December 8, 2004                      By: /s/ Winston Johnson
                                                --------------------------------
                                                Winston Johnson
                                                Chief Executive Officer